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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2001


                        ENCHIRA BIOTECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                    0-21130                  04-3078857

(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         NUMBER)             IDENTIFICATION NO.)


                          4200 RESEARCH FOREST DRIVE
                          THE WOODLANDS, TEXAS 77381
                            (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                AND ZIP CODE)


                                (281) 364-6100
                            (REGISTRANT'S TELEPHONE
                            NUMBER, INCLUDING AREA
                                     CODE)

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ITEM 5. OTHER EVENTS

      On October 10, 2001, Enchira Biotechnology Corporation (the "Company") issued a press release announcing that it received commitments from the holders of 70% of its outstanding shares of Series B Preferred Stock to convert their shares of Series B Preferred into shares of the Company's common stock at the current Series B conversion rate. In exchange for this conversion, the Company has committed to pay these Series B Preferred holders in cash all accrued but undeclared and unpaid dividends on the Series B Preferred to date.

      The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

      Exhibit 99.1 -- Press Release

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENCHIRA BIOTECHNOLOGY CORPORATION

Date: October 10, 2001

                              By:  /s/ PAUL G. BROWN, III
                                 ---------------------------------------------
                                    Paul G. Brown, III
                                    Vice President, Finance and Administration
                                          and Chief Financial Officer